EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING FEBRUARY 29, 2004

The information which is required to be prepared with respect to the Payment Date of March 22, 2004 and with respect to the performance of the Trust during the period of February 01, 2004 through February 29, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the Class A Noteholder .............  $               -
                                                                                                                -----------------

         2. The amount of distribution in respect to principal payment to the Class B Noteholder .............  $               -
                                                                                                                -----------------

         3. The amount of distribution in respect to principal payment to the Class C Noteholder .............  $               -
                                                                                                                -----------------

         4. The amount of distribution in respect to principal payment to the Class D Noteholder .............  $               -
                                                                                                                -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest ............................            1.15497
                                                                                                                -----------------

         2. The amount of distribution in respect to the Class B Monthly Interest ............................            1.54247
                                                                                                                -----------------

         3. The amount of distribution in respect to the Class C Monthly Interest ............................            2.18830
                                                                                                                -----------------

         4. The amount of distribution in respect to the Class D Monthly Interest ............................            4.38413
                                                                                                                -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholder ............................            1.15497
                                                                                                                -----------------

         2. The total amount of distribution in respect to the Class B Noteholder ............................            1.54247
                                                                                                                -----------------

         3. The total amount of distribution in respect to the Class C Noteholder ............................            2.18830
                                                                                                                -----------------

         4. The total amount of distribution in respect to the Class D Noteholder ............................            4.38413
                                                                                                                -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal Receivables for the
             Monthly Period preceding such Payment Date ......................................................  $  546,578,348.76
                                                                                                                -----------------

         2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
             Receivables for the Monthly Period preceding such Payment Date ..................................  $   53,349,218.98
                                                                                                                -----------------

         3.  Recoveries for the preceding Monthly Period .....................................................  $    1,017,586.13
                                                                                                                -----------------

         4.  The Defaulted Amount for the preceding Monthly Period ...........................................  $   18,750,092.22
                                                                                                                -----------------

         5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
             Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
             Receivables for the preceding Monthly Period ....................................................               7.19%
                                                                                                                -----------------

         6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
             Monthly Period ..................................................................................  $2,922,468,304.47
                                                                                                                -----------------

         7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
             Monthly Period ..................................................................................  $2,873,520,572.37
                                                                                                                -----------------

         8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
             beginning of the preceding Monthly Period .......................................................  $   64,476,963.86
                                                                                                                -----------------

         9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
             last day of the preceding Monthly Period ........................................................  $   61,882,037.87
                                                                                                                -----------------

         10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ............................................................  $2,499,750,000.00
                                                                                                                -----------------

         11.  The Transferor Interest as of the last day of the preceding Monthly Period .....................  $  373,770,572.37
                                                                                                                -----------------

         12.  The transferor percentage as of the last day of the preceding Monthly Period ...................              13.01%
                                                                                                                -----------------

         13.  The Required Transferor Percentage .............................................................               7.00%
                                                                                                                -----------------

         14.  The Required Transferor Interest ...............................................................  $  201,146,440.07
                                                                                                                -----------------

         15.  The monthly principal payment rate for the preceding Monthly Period ............................             18.703%
                                                                                                                -----------------

         16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
              Period .........................................................................................  $               -
                                                                                                                -----------------

         17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
              Payment Date:

                                                  Percentage        Aggregate
                                                   of Total          Account
                                                  Receivables        Balance
(a) Delinquent between 30 days and 59 days           1.536%      $  45,084,360.69
(b) Delinquent between 60 days and 89 days           1.321%      $  38,789,108.93
(c) Delinquent between 90 days and 119 days          1.132%      $  33,243,358.37
(d) Delinquent between 120 days and 149 days         0.861%      $  25,282,988.68
(e) Delinquent between 150 days and 179 days         0.829%      $  24,346,094.44
(f) Delinquent 180 days or greater                   0.000%      $              -
                                                     -----       ----------------
(g) Aggregate                                        5.681%      $ 166,745,911.11
                                                     =====       ================

V. Information regarding Series 2000-C

         1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2000-C as of the last day of
             the related Monthly Period ......................................                                  $  400,000,000.00
                                                                                                                -----------------

         2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
             the related Monthly Period ......................................                                  $  400,000,000.00
                                                                                                                -----------------
                                                                                       note factors
         3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of
             the related Monthly Period ......................................             1.0000               $  320,000,000.00
                                                                                                                -----------------

         4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
             Monthly Period ..................................................             1.0000               $   38,000,000.00
                                                                                                                -----------------

         5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
             Monthly Period ..................................................             1.0000               $   28,000,000.00
                                                                                                                -----------------

         6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
             Monthly Period ..................................................             1.0000               $   14,000,000.00
                                                                                                                -----------------

         7.  The Floating Investor Percentage with respect to the period:
             February 1, 2004 through February 29, 2004                                                                13.6870603%
                                                                                                                -----------------

         8.  The Fixed Investor Percentage with respect to the period:

         February 1, 2004 through February 29, 2004 ..........................                                          N/A
                                                                                                                -----------------

         9. The amount of Investor Principal Collections applicable to Series 2000-C                            $   74,810,508.18
                                                                                                                -----------------

         10a.  The amount of Available Finance Charge Collections on deposit
               in the Collection Account on the related Payment Date .........                                  $    5,867,378.98
                                                                                                                -----------------

         10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
               Section 8.04(a) of the Master Indenture .......................                                  $    1,439,457.68
                                                                                                                -----------------

         11.  The Investor Default Amount for the related Monthly Period .....                                  $    2,566,336.43
                                                                                                                -----------------

12.  The Monthly Servicing Fee for the related Monthly Period ................................................  $      666,666.67
                                                                                                                -----------------

13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period ................................................              21.92%
                                                                                                                -----------------

             b. The default rate for the related Monthly Period ..............................................               7.70%
                                                                                                                -----------------

             c. The Net Portfolio Yield for the related Monthly Period .......................................              14.22%
                                                                                                                -----------------

             d.  The Base Rate for the related Monthly Period ................................................               3.65%
                                                                                                                -----------------

             e.  The Excess Spread Percentage for the related Monthly Period .................................              10.57%
                                                                                                                -----------------

             f.  The Quarterly Excess Spread Percentage for the related Monthly Period .......................              10.91%
                                                                                                                -----------------

                    i) Excess Spread Percentage related to    Feb-04 .........................................              10.57%
                                                                                                                -----------------

                    ii) Excess Spread Percentage related to   Jan-04 .........................................               9.27%
                                                                                                                -----------------

                    iii) Excess Spread Percentage related to  Dec-03 .........................................              12.90%
                                                                                                                -----------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from February 20, 2004 through and including March 21, 2004 ....................            1.09125%
                                                                                                                -----------------

15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                 and withdraws for the related Payment Date) .................................................  $               -
                                                                                                                -----------------

             b.  The Accumulation Shortfall with respect to the related Monthly Period .......................  $               -
                                                                                                                -----------------

             c.  The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections ...............................  $               -
                                                                                                                -----------------

16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment
                 Date (after taking into consideration deposits and withdraws for the
                 related Payment Date) .......................................................................  $               -
                                                                                                                -----------------

             b.  The Reserve Draw Amount for the related Monthly Period deposited into
                 the Collection Account to be treated as Available Finance Charge Collections ................  $               -
                                                                                                                -----------------

             c.  Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections ...............................  $               -
                                                                                                                -----------------

17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date .....................  $    7,000,000.00
                                                                                                                -----------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date ....................  $    7,000,000.00
                                                                                                                -----------------

18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .................  $               -
                                                                                                                -----------------

             b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .................  $               -
                                                                                                                -----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period ................................  $               -
                                                                                                                -----------------

                   Advanta Bank Corp.
                   as Servicer

                   By: /s/ MARK SHAPIRO
                   Name: Mark Shapiro
                   Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING FEBRUARY 29, 2004

The information which is required to be prepared with respect to the Payment Date of March 22, 2004 and with respect to the performance of the Trust during the period of February 01, 2004 through February 29, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to principal payment to the Class A Noteholder ............  $               -
                                                                                                                -----------------

         2.  The amount of distribution in respect to principal payment to the Class B Noteholder ............  $               -
                                                                                                                -----------------

         3.  The amount of distribution in respect to principal payment to the Class C Noteholder ............  $               -
                                                                                                                -----------------

         4.  The amount of distribution in respect to principal payment to the Class D Noteholder ............  $               -
                                                                                                                -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest ...........................            1.19802
                                                                                                                -----------------

         2.  The amount of distribution in respect to the Class B Monthly Interest ...........................            1.67163
                                                                                                                -----------------

         3.  The amount of distribution in respect to the Class C Monthly Interest ...........................            2.27441
                                                                                                                -----------------

         4.  The amount of distribution in respect to the Class D Monthly Interest ...........................            5.24524
                                                                                                                -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholder ...........................            1.19802
                                                                                                                -----------------

         2.  The total amount of distribution in respect to the Class B Noteholder ...........................            1.67163
                                                                                                                -----------------

         3.  The total amount of distribution in respect to the Class C Noteholder ...........................            2.27441
                                                                                                                -----------------

         4.  The total amount of distribution in respect to the Class D Noteholder ...........................            5.24524
                                                                                                                -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1.  The aggregate amount of such Collections with respect to Principal Receivables for the
             Monthly Period preceding such Payment Date ......................................................  $  546,578,348.76
                                                                                                                -----------------

         2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
             Receivables for the Monthly Period preceding such Payment Date ..................................  $   53,349,218.98
                                                                                                                -----------------

         3.  Recoveries for the preceding Monthly Period .....................................................  $    1,017,586.13
                                                                                                                -----------------

         4.  The Defaulted Amount for the preceding Monthly Period ...........................................  $   18,750,092.22
                                                                                                                -----------------

         5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
             Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
             Receivables for the preceding Monthly Period ....................................................               7.19%
                                                                                                                -----------------

         6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
             Monthly Period ..................................................................................  $2,922,468,304.47
                                                                                                                -----------------

         7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
             Monthly Period ..................................................................................  $2,873,520,572.37
                                                                                                                -----------------

         8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
             beginning of the preceding Monthly Period .......................................................  $   64,476,963.86
                                                                                                                -----------------

         9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
             day of the preceding Monthly Period .............................................................  $   61,882,037.87
                                                                                                                -----------------

         10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly Period ............................................................  $2,499,750,000.00
                                                                                                                -----------------

         11.  The Transferor Interest as of the last day of the preceding Monthly Period .....................  $  373,770,572.37
                                                                                                                -----------------

         12.  The transferor percentage as of the last day of the preceding Monthly Period ...................              13.01%
                                                                                                                -----------------

         13.  The Required Transferor Percentage .............................................................               7.00%
                                                                                                                -----------------

         14.  The Required Transferor Interest ...............................................................  $  201,146,440.07
                                                                                                                -----------------

         15.  The monthly principal payment rate for the preceding Monthly Period ............................             18.703%
                                                                                                                -----------------

         16.  The balance in the Excess Funding Account as of the last day of the
              preceding Monthly Period .......................................................................  $               -
                                                                                                                -----------------

         17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                    Percentage              Aggregate
                                                     of Total                Account
                                                    Receivables              Balance
(a) Delinquent between 30 days and 59 days             1.536%           $  45,084,360.69
(b) Delinquent between 60 days and 89 days             1.321%           $  38,789,108.93
(c) Delinquent between 90 days and 119 days            1.132%           $  33,243,358.37
(d) Delinquent between 120 days and 149 days           0.861%           $  25,282,988.68
(e) Delinquent between 150 days and 179 days           0.829%           $  24,346,094.44
(f) Delinquent 180 days or greater                     0.000%           $              -
                                                       -----            ----------------
(g) Aggregate                                          5.681%           $ 166,745,911.11
                                                       =====            ================

V. Information regarding Series 2001-A

   1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
       Series 2001-A as of the last day of the related Monthly Period ..........................                $  300,000,000.00
                                                                                                                -----------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2001-A on the last day of the related Monthly Period ...................                $  300,000,000.00
                                                                                                                -----------------
                                                                                                 note factors
   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period .........................    1.0000      $  240,000,000.00
                                                                                                                -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period .........................    1.0000      $   28,500,000.00
                                                                                                                -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period .........................    1.0000      $   21,000,000.00
                                                                                                                -----------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period .........................    1.0000      $   10,500,000.00
                                                                                                                -----------------

   7.  The Floating Investor Percentage with respect to the period:

   February 1, 2004 through February 29, 2004                                                                       10.2652952%
                                                                                                                -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   February 1, 2004 through February 29, 2004                                                                           N/A
                                                                                                                -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2001-A ................                $   56,107,881.00
                                                                                                                -----------------

   10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
        on the related Payment Date ............................................................                $    4,400,534.22
                                                                                                                -----------------

   10b. The amount of Available Finance Charge Collections not on deposit in the Collection
        Account on the related Payment Date pursuant to Section 8.04(a) of the Master
        Indenture ..............................................................................                $    1,079,593.25
                                                                                                                -----------------

   11. The Investor Default Amount for the related Monthly Period ..............................                $    1,924,752.32
                                                                                                                -----------------

   12. The Monthly Servicing Fee for the related Monthly Period ................................                $      500,000.00
                                                                                                                -----------------

   13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period ................................                            21.92%
                                                                                                                -----------------

               b. The default rate for the related Monthly Period ..............................                             7.70%
                                                                                                                -----------------

               c. The Net Portfolio Yield for the related Monthly Period .......................                            14.22%
                                                                                                                -----------------

            d.  The Base Rate for the related Monthly Period ...........................................                     3.75%
                                                                                                                -----------------

            e.  The Excess Spread Percentage for the related Monthly Period ............................                    10.47%
                                                                                                                -----------------

            f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..................                    10.82%
                                                                                                                -----------------

                        i)   Excess Spread Percentage related to   Feb-04                                                   10.47%
                                                                                                                -----------------

                        ii)  Excess Spread Percentage related to   Jan-04                                                    9.17%
                                                                                                                -----------------

                        iii) Excess Spread Percentage related to   Dec-03                                                   12.81%
                                                                                                                -----------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from February 20, 2004 through and  including March 21, 2004 .............                  1.09125%
                                                                                                                -----------------

15.  Principal Funding Account

            a.  The amount on deposit in the Principal Funding Account on the related Payment
                Date (after taking into consideration deposits and withdraws for the related
                Payment Date) .........................................................................         $               -
                                                                                                                -----------------

            b.  The Accumulation Shortfall with respect to the related Monthly Period ..................        $               -
                                                                                                                -----------------

            c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
                treated as Available Finance Charge Collections ........................................        $               -
                                                                                                                -----------------

16.  Reserve Account

            a.  The amount on deposit in the Reserve Account on the related Payment Date
                (after taking into consideration deposits and withdraws for the related Payment Date) ..        $               -
                                                                                                                -----------------

            b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                Account to be treated as Available Finance Charge Collections ..........................        $               -
                                                                                                                -----------------

            c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
                treated as Available Finance Charge Collections ........................................        $               -
                                                                                                                -----------------

17.  Cash Collateral Account

            a.  The Required Cash Collateral Account Amount on the related Payment Date ................        $    5,250,000.00
                                                                                                                -----------------

            b.  The Available Cash Collateral Account Amount on the related Payment Date ...............        $    5,250,000.00
                                                                                                                -----------------

18.  Investor Charge-Offs

            a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ............        $               -
                                                                                                                -----------------

            b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ............        $               -
                                                                                                                -----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period ..........................        $               -
                                                                                                                -----------------

                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MARK SHAPIRO
                           Name: Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING FEBRUARY 29, 2004

The information which is required to be prepared with respect to the Payment Date of March 22, 2004 and with respect to the performance of the Trust during the period of February 01, 2004 through February 29, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder .............    $               -
                                                                                                              -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder .............    $               -
                                                                                                              -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder .............    $               -
                                                                                                              -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder .............    $               -
                                                                                                              -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ............................              1.11191
                                                                                                              -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest ............................              1.54247
                                                                                                              -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest ............................               2.44663
                                                                                                              ------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest ............................                 6.53691
                                                                                                              --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ............................                 1.11191
                                                                                                              --------------------

    2.  The total amount of distribution in respect to the Class B Noteholder ............................                 1.54247
                                                                                                              --------------------

    3.  The total amount of distribution in respect to the Class C Noteholder ............................                 2.44663
                                                                                                              --------------------

    4.  The total amount of distribution in respect to the Class D Noteholder ............................                 6.53691
                                                                                                              --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date .......................................................    $     546,578,348.76
                                                                                                              --------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date ...................................    $      53,349,218.98
                                                                                                              --------------------

    3.  Recoveries for the preceding Monthly Period ......................................................    $       1,017,586.13
                                                                                                              --------------------

    4.  The Defaulted Amount for the preceding Monthly Period ............................................    $      18,750,092.22
                                                                                                              --------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
        for the preceding Monthly Period .................................................................                    7.19%
                                                                                                              --------------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period ...................................................................................    $   2,922,468,304.47
                                                                                                              --------------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ...................................................................................    $  2,873,520,572.37
                                                                                                              -------------------

8.   The total amount of Finance Charge and Administrative Receivables in the Trust at the
     beginning of the preceding Monthly Period ............................................................    $      64,476,963.86
                                                                                                               --------------------

9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
     day of the preceding Monthly Period ..................................................................    $      61,882,037.87
                                                                                                               --------------------

10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
     of the preceding Monthly Period ......................................................................    $   2,499,750,000.00
                                                                                                               --------------------

11.  The Transferor Interest as of the last day of the preceding Monthly Period ...........................    $     373,770,572.37
                                                                                                               --------------------

12.  The transferor percentage as of the last day of the preceding Monthly Period .........................                   13.01%
                                                                                                               --------------------

13.  The Required Transferor Percentage ...................................................................                    7.00%
                                                                                                               --------------------

14.  The Required Transferor Interest .....................................................................    $     201,146,440.07
                                                                                                               --------------------

15.  The monthly principal payment rate for the preceding Monthly Period ..................................                  18.703%
                                                                                                               --------------------

16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .........    $                  -
                                                                                                               --------------------

17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                   Percentage              Aggregate
                                                    of Total                Account
                                                   Receivables              Balance
(a) Delinquent between 30 days and 59 days            1.536%          $  45,084,360.69
(b) Delinquent between 60 days and 89 days            1.321%          $  38,789,108.93
(c) Delinquent between 90 days and 119 days           1.132%          $  33,243,358.37
(d) Delinquent between 120 days and 149 days          0.861%          $  25,282,988.68
(e) Delinquent between 150 days and 179 days          0.829%          $  24,346,094.44
(f) Delinquent 180 days or greater                    0.000%          $              -
                                                      -----           ----------------
(g) Aggregate                                         5.681%          $ 166,745,911.11
                                                      =====           ================

V. Information regarding Series 2002-A

   1.  The amount of Principal Receivables in the Trust represented by the Invested
       Amount of Series 2002-A as of the last day of the related Monthly Period ...........                    $     300,000,000.00
                                                                                                               --------------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted
       Invested Amount of Series 2002-A on the last day of the related Monthly Period .....                    $     300,000,000.00
                                                                                                               --------------------

                                                                                            note factors
   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period ....................    1.0000          $     240,000,000.00
                                                                                                               --------------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period ....................    1.0000          $      27,750,000.00
                                                                                                               --------------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period ....................    1.0000          $      21,750,000.00
                                                                                                               --------------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period ....................    1.0000          $      10,500,000.00
                                                                                                               --------------------

   7.  The Floating Investor Percentage with respect to the period:

   February 1, 2004 through February 29, 2004                                                                            10.2652952%
                                                                                                               --------------------

   8.  The Fixed Investor Percentage with respect to the period:

   February 1, 2004 through February 29, 2004                                                                           N/A
                                                                                                               --------------------

   9. The amount of Investor Principal Collections applicable to Series 2002-A ............                    $      56,107,881.00
                                                                                                               --------------------

   10a. The amount of the Investor Finance Charge Collections on deposit in the
        Collection Account on the Related Payment Date to be treated as Servicer
        Interchange .......................................................................                    $          62,500.00
                                                                                                               --------------------

   10b.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date ...................................               $       4,400,534.22
                                                                                                               --------------------

   10c.  The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a)
         of the Master Indenture ..........................................................                    $       1,017,093.25
                                                                                                               --------------------

   11.  The Investor Default Amount for the related Monthly Period ........................                    $       1,924,752.32
                                                                                                               --------------------

   12.  The Monthly Servicing Fee for the related Monthly Period ..........................                    $         500,000.00
                                                                                                               --------------------

13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period ..............................................                   21.92%
                                                                                                               --------------------

            b. The default rate for the related Monthly Period ............................................                    7.70%
                                                                                                               --------------------

            c. The Net Portfolio Yield for the related Monthly Period .....................................                   14.22%
                                                                                                               --------------------

            d.  The Base Rate for the related Monthly Period ..............................................                    3.73%
                                                                                                               --------------------

            e.  The Excess Spread Percentage for the related Monthly Period ...............................                   10.49%
                                                                                                               --------------------

            f.  The Quarterly Excess Spread Percentage for the related Monthly Period .....................                   10.84%
                                                                                                               --------------------

                        i) Excess Spread Percentage related to       Feb-04                                                   10.49%
                                                                                                               --------------------

                        ii) Excess Spread Percentage related to      Jan-04                                                    9.19%
                                                                                                               --------------------

                        iii) Excess Spread Percentage related to     Dec-03                                                   12.83%
                                                                                                               --------------------

14.  Floating Rate Determinations:
     LIBOR for the Interest Period from 20, 2004 through and including March 21, 2004                                       1.09125%
                                                                                                               --------------------

15.  Principal Funding Account

     a.  The amount on deposit in the Principal Funding Account on the related
         Payment Date (after taking into consideration deposits and withdraws for the
         related Payment Date) ............................................................................    $                  -
                                                                                                               --------------------

     b.  The Accumulation Shortfall with respect to the related Monthly Period ............................    $                  -
                                                                                                               --------------------

     c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
         treated as Available Finance Charge Collections ..................................................    $                  -
                                                                                                               --------------------

16.  Reserve Account

     a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
         into consideration deposits and withdraws for the related Payment Date) ..........................    $                  -
                                                                                                               --------------------

     b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
         Account to be treated as Available Finance Charge Collections ....................................    $                  -
                                                                                                               --------------------

     c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
         treated as Available Finance Charge Collections ..................................................    $                  -
                                                                                                               --------------------

17.  Cash Collateral Account

     a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................            6,000,000.00
                                                                                                               --------------------

     b.  The Available Cash Collateral Account Amount on the related Payment Date .........................    $       6,000,000.00
                                                                                                               --------------------

18.  Investor Charge-Offs

     a.  The aggregate amount of Investor Charge-Offs  for the related Monthly Period .....................    $                  -
                                                                                                               --------------------

     b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................    $                  -
                                                                                                               --------------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $                  -
                                                                                                               --------------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MARK SHAPIRO
                        Name: Mark Shapiro
                        Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING FEBRUARY 29, 2004

The information which is required to be prepared with respect to the Payment Date of March 22, 2004 and with respect to the performance of the Trust during the period of February 01, 2004 through February 29, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder ...............    $                  -
                                                                                                               --------------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ...............    $                  -
                                                                                                               --------------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ...............    $                  -
                                                                                                               --------------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ...............    $                  -
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .............................                 1.28413
                                                                                                               --------------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .............................                 2.44663
                                                                                                               --------------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .............................                 3.95358
                                                                                                               --------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .............................                 7.82858
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ............................                 1.28413
                                                                                                               --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder ............................                 2.44663
                                                                                                               --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder ............................                 3.95358
                                                                                                               --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ............................                 7.82858
                                                                                                               --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust


    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ........................................................    $     546,578,348.76
                                                                                                               --------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and
        Administrative Receivables for the Monthly Period preceding such Payment Date .....................    $      53,349,218.98
                                                                                                               --------------------

    3.  Recoveries for the preceding Monthly Period .......................................................    $       1,017,586.13
                                                                                                               --------------------

    4.  The Defaulted Amount for the preceding Monthly Period .............................................    $      18,750,092.22
                                                                                                               --------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the
        Defaulted Amount less Recoveries for the preceding Monthly Period, and the
        denominator is the average Receivables for the preceding Monthly Period ...........................                 7.19%
                                                                                                               --------------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the
        preceding Monthly Period ..........................................................................    $   2,922,468,304.47
                                                                                                               --------------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the
        preceding Monthly Period ..........................................................................    $   2,873,520,572.37
                                                                                                               --------------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .........................................................    $      64,476,963.86
                                                                                                               --------------------

9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
     day of the preceding Monthly Period ..................................................................    $      61,882,037.87
                                                                                                               --------------------

10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
     of the preceding Monthly Period ......................................................................    $   2,499,750,000.00
                                                                                                               --------------------

11.  The Transferor Interest as of the last day of the preceding Monthly Period ...........................    $     373,770,572.37
                                                                                                               --------------------

12.  The transferor percentage as of the last day of the preceding Monthly Period .........................                   13.01%
                                                                                                               --------------------

13.  The Required Transferor Percentage ...................................................................                    7.00%
                                                                                                               --------------------

14.  The Required Transferor Interest .....................................................................    $     201,146,440.07
                                                                                                               --------------------

15.  The monthly principal payment rate for the preceding Monthly Period ..................................                  18.703%
                                                                                                               --------------------

16.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period ........    $                  -
                                                                                                               --------------------

17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                   Percentage             Aggregate
                                                    of Total               Account
                                                   Receivables             Balance
(a) Delinquent between 30 days and 59 days            1.536%          $  45,084,360.69
(b) Delinquent between 60 days and 89 days            1.321%          $  38,789,108.93
(c) Delinquent between 90 days and 119 days           1.132%          $  33,243,358.37
(d) Delinquent between 120 days and 149 days          0.861%          $  25,282,988.68
(e) Delinquent between 150 days and 179 days          0.829%          $  24,346,094.44
(f) Delinquent 180 days or greater                    0.000%          $              -
                                                      -----           ----------------
(g) Aggregate                                         5.681%          $ 166,745,911.11
                                                      =====           ================

V. Information regarding Series 2003-A

   1.  The amount of Principal Receivables in the Trust represented by the Invested
       Amount of Series 2003-A as of the last day of the related Monthly Period ........                       $     400,000,000.00
                                                                                                               --------------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted
       Invested Amount of Series 2003-A on the last day of the related Monthly Period ..                       $     400,000,000.00
                                                                                                               --------------------
                                                                                            note factors
   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period .................       1.0000          $     320,000,000.00
                                                                                                               --------------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period .................       1.0000          $      37,000,000.00
                                                                                                               --------------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period .................       1.0000          $      29,000,000.00
                                                                                                               --------------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period .................       1.0000          $      14,000,000.00
                                                                                                               --------------------

   7.  The Floating Investor Percentage with respect to the period:

   February 1, 2004 through February 29, 2004                                                                            13.6870603%
                                                                                                               --------------------

   8.  The Fixed Investor Percentage with respect to the period:

   February 1, 2004 through February 29, 2004                                                                                   N/A
                                                                                                               --------------------

   9.  The amount of Investor Principal Collections applicable to Series 2003-A ........                       $      74,810,508.18
                                                                                                               --------------------

   10a. The amount of the Investor Finance Charge Collections on deposit in the
        Collection Account on the Related Payment Date to be treated
        as Servicer Interchange ........................................................                       $          83,333.33
                                                                                                               --------------------

   10b. The amount of Available Finance Charge Collections on deposit in the
        Collection Account on the related Payment Date .................................                       $       5,867,378.98
                                                                                                               --------------------

   10c. The amount of Available Finance Charge Collections not on deposit in the
        Collection Account on the related Payment Date pursuant to Section 8.04(a)
        of the Master Indenture ........................................................                       $       1,356,124.35
                                                                                                               --------------------

   11.  The Investor Default Amount for the related Monthly Period .....................                       $       2,566,336.43
                                                                                                               --------------------

12. The Monthly Servicing Fee for the related Monthly Period...............................................    $         666,666.67
                                                                                                               --------------------

13. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period...................................................                   21.92%
                                                                                                               --------------------

        b. The default rate for the related Monthly Period.................................................                    7.70%
                                                                                                               --------------------

        c. The Net Portfolio Yield for the related Monthly Period..........................................                   14.22%
                                                                                                               --------------------

        d. The Base Rate for the related Monthly Period....................................................                    4.18%
                                                                                                               --------------------

        e. The Excess Spread Percentage for the related Monthly Period.....................................                   10.04%
                                                                                                               --------------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period...........................                   10.40%
                                                                                                               --------------------

                      i) Excess Spread Percentage related to      Feb-04                                                      10.04%
                                                                                                               --------------------

                      ii) Excess Spread Percentage related to     Jan-04                                                       8.74%
                                                                                                               --------------------

                      iii) Excess Spread Percentage related to    Dec-03                                                      12.41%
                                                                                                               --------------------
14.  Floating Rate Determinations:
     LIBOR for the Interest Period from  February 20, 2004 through and  including March 21, 2004                            1.09125%
                                                                                                               --------------------
15.  Principal Funding Account

     a. The amount on deposit in the Principal Funding Account on the related
        Payment Date (after taking into consideration deposits and withdraws for the
        related Payment Date) .............................................................................    $                  -
                                                                                                               --------------------

     b. The Accumulation Shortfall with respect to the related Monthly Period .............................    $                  -
                                                                                                               --------------------

     c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
        treated as Available Finance Charge Collections ...................................................    $                  -
                                                                                                               --------------------

16.  Reserve Account

     a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
        into consideration deposits and withdraws for the related Payment Date) ...........................    $                  -
                                                                                                               --------------------

     b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
        Account to be treated as Available Finance Charge Collections .....................................    $                  -
                                                                                                               --------------------

     c. Interest earnings on the Reserve Account deposited into the Collection Account to be
        treated as Available Finance Charge Collections....................................................    $                  -
                                                                                                               --------------------

17.  Cash Collateral Account

     a. The Required Cash Collateral Account Amount on the related Payment Date ...........................            8,000,000.00
                                                                                                               --------------------

     b. The Available Cash Collateral Account Amount on the related Payment Date...........................    $       8,000,000.00
                                                                                                               --------------------

18.  Investor Charge-Offs

     a. The aggregate amount of Investor Charge-Offs for the related Monthly Period........................    $                  -
                                                                                                               --------------------

     b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date........................    $                  -
                                                                                                               --------------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period..............................    $                  -
                                                                                                               --------------------

              Advanta Bank Corp.
              as Servicer

              By: /s/ MARK SHAPIRO
              Name: Mark Shapiro
              Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING FEBRUARY 29, 2004

The information which is required to be prepared with respect to the Payment Date of March 22, 2004 and with respect to the performance of the Trust during the period of February 01, 2004 through February 29, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1 . The amount of distribution in respect to principal payment to the Class A.......................   $                -
                                                                                                                ------------------

         2. The amount of distribution in respect to principal payment to the Class B Noteholder.............   $                -
                                                                                                                ------------------

         3. The amount of distribution in respect to principal payment to the Class C Noteholder.............   $                -
                                                                                                                ------------------

         4. The amount of distribution in respect to principal payment to the Class D Noteholder.............   $                -
                                                                                                                ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The amount of distribution in respect to the Class A Monthly Interest...........................              1.24108
                                                                                                                ------------------

         2.  The amount of distribution in respect to the Class B Monthly Interest...........................              2.36052
                                                                                                                ------------------

         3.  The amount of distribution in respect to the Class C Monthly Interest...........................              4.47024
                                                                                                                ------------------

         4.  The amount of distribution in respect to the Class D Monthly Interest...........................              7.82858
                                                                                                                ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.  The total amount of distribution in respect to the Class A Noteholder...........................              1.24108
                                                                                                                ------------------

         2.  The total amount of distribution in respect to the Class B Noteholder...........................              2.36052
                                                                                                                ------------------

         3.  The total amount of distribution in respect to the Class C Noteholder...........................              4.47024
                                                                                                                ------------------

         4.  The total amount of distribution in respect to the Class D Noteholder...........................              7.82858
                                                                                                                ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to
         Principal Receivables for the Monthly Period preceding such Payment Date............................   $   546,578,348.76
                                                                                                                ------------------

         2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
            Receivables for the Monthly Period preceding such Payment Date...................................   $    53,349,218.98
                                                                                                                ------------------

         3. Recoveries for the preceding Monthly Period......................................................   $     1,017,586.13
                                                                                                                ------------------

         4. The Defaulted Amount for the preceding Monthly Period............................................   $    18,750,092.22
                                                                                                                ------------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
            Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
            Receivables for the preceding Monthly Period.....................................................                 7.19%
                                                                                                                ------------------

         6. The total amount of Principal Receivables in the trust at the beginning of the preceding
            Monthly Period ..................................................................................   $ 2,922,468,304.47
                                                                                                                ------------------

         7. The total amount of Principal Receivables in the trust as of the last day of the preceding
            Monthly Period...................................................................................   $ 2,873,520,572.37
                                                                                                                ------------------

         8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
            beginning of the preceding Monthly Period........................................................   $    64,470,963.80
                                                                                                                ------------------

         9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
             last day of the preceding Monthly Period.........................................................   $    61,882,037.87
                                                                                                                 ------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
             day of the preceding Monthly Period..............................................................   $ 2,499,750,000.00
                                                                                                                 ------------------


         11. The Transferor Interest as of the last day of the preceding Monthly Period.......................   $   373,770,572.37
                                                                                                                 ------------------

         12. The transferor percentage as of the last day of the preceding Monthly Period.....................                13.01%
                                                                                                                 ------------------

         13. The Required Transferor Percentage...............................................................                 7.00%
                                                                                                                 ------------------

         14. The Required Transferor Interest.................................................................   $   201,146,440.07
                                                                                                                 ------------------

         15. The monthly principal payment rate for the preceding Monthly Period..............................               18.703%
                                                                                                                 ------------------

         16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
             Period...........................................................................................   $                -
                                                                                                                 ------------------

         17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
             Payment Date:

                                               Percentage       Aggregate
                                                of Total         Account
                                               Receivables       Balance
(a) Delinquent between 30 days and 59 days       1.536%      $  45,084,360.69
(b) Delinquent between 60 days and 89 days       1.321%      $  38,789,108.93
(c) Delinquent between 90 days and 119 days      1.132%      $  33,243,358.37
(d) Delinquent between 120 days and 149 days     0.861%      $  25,282,988.68
(e) Delinquent between 150 days and 179 days     0.829%      $  24,346,094.44
(f) Delinquent 180 days or greater               0.000%      $              -
                                               -------       ----------------
(g) Aggregate                                    5.681%      $ 166,745,911.11
                                               =======       ================

V. Information regarding Series 2003-B

         1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of
            the related Monthly Period....................................................                      $   300,000,000.00
                                                                                                                ------------------

         2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
            the related Monthly Period....................................................                      $   300,000,000.00
                                                                                                                ------------------


                                                                                              note factors
         3. The amount of Principal Receivables in the Trust represented by the Class
            A Note Principal Balance on the last day of the related Monthly Period  ......       1.0000         $   240,000,000.00
                                                                                                                ------------------


         4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
            Monthly Period  ..............................................................       1.0000         $    27,750,000.00
                                                                                                                ------------------

         5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
            Monthly Period  ..............................................................       1.0000         $    21,750,000.00
                                                                                                                ------------------


         6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
            Monthly Period  ..............................................................       1.0000         $    10,500,000.00
                                                                                                                ------------------


         7. The Floating Investor Percentage with respect to the period:
            February 1, 2004 through February 29, 2004                                                                  10.2652952%
                                                                                                                ------------------

         8. The Fixed Investor Percentage with respect to the period:

         February 1, 2004 through February 29, 2004                                                                      N/A
                                                                                                                ------------------

         9. The amount of Investor Principal Collections applicable to Series 2003-B......                      $    56,107,881.00
                                                                                                                ------------------

         10a. The amount of Available Finance Charge Collections on deposit
              in the Collection Account on the related Payment Date.......................                      $     4,400,534.22
                                                                                                                ------------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
              Section 8.04(a) of the Master Indenture.....................................                      $     1,079,593.25
                                                                                                                ------------------

         11. The Investor Default Amount for the related Monthly Period....................                     $     1,924,752.32
                                                                                                                ------------------

         12. The Monthly Servicing Fee for the related Monthly Period......................................     $    500,000.00
                                                                                                                ---------------

         13. Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period........................................                21.92%
                                                                                                                ---------------

                  b. The default rate for the related Monthly Period......................................                 7.70%
                                                                                                                ---------------

                  c. The Net Portfolio Yield for the related Monthly Period...............................                14.22%
                                                                                                                ---------------

                  d. The Base Rate for the related Monthly Period.........................................                 4.17%
                                                                                                                ---------------

                  e. The Excess Spread Percentage for the related Monthly Period..........................                10.05%
                                                                                                                ---------------

                  f. The Quarterly Excess Spread Percentage for the related Monthly Period................                10.40%
                                                                                                                ---------------

                           i)   Excess Spread Percentage related to    Feb-04                                             10.05%
                                                                                                                ---------------

                           ii)  Excess Spread Percentage related to   Jan-04                                               8.75%
                                                                                                                ---------------

                           iii) Excess Spread Percentage related to  Dec-03                                               12.41%
                                                                                                                ---------------

         14. Floating Rate Determinations:

         LIBOR for the Interest Period from  February 20, 2004 through and including March 21, 2004                     1.09125%
                                                                                                                ---------------


         15. Principal Funding Account

                  a. The amount on deposit in the Principal Funding  Account on the related Payment Date (after taking into consideration deposits
                     and withdraws for the related Payment Date)..........................................      $             -
                                                                                                                ---------------

                  b. The Accumulation Shortfall with respect to the related Monthly Period................      $             -
                                                                                                                ---------------

                  c. The Principal Funding Investment Proceeds deposited in the Collection
                     Account to be treated as Available Finance Charge Collections........................      $             -
                                                                                                                ---------------

         16. Reserve Account

                  a. The amount on deposit in the Reserve Account on the related Payment
                     Date (after taking into consideration deposits and withdraws for the
                     related Payment Date)................................................................      $             -
                                                                                                                ---------------

                  b. The Reserve Draw Amount for the related Monthly Period deposited into
                     the Collection Account to be treated as Available Finance Charge Collections ........      $             -
                                                                                                                ---------------

                  c. Interest earnings on the Reserve Account deposited into the Collection
                     Account to be treated as Available Finance Charge Collections........................      $             -
                                                                                                                ---------------

         17. Cash Collateral Account

                  a. The Required Cash Collateral Account Amount on the related Payment Date..............         6,750,000.00
                                                                                                                ---------------

                  b. The Available Cash Collateral Account Amount on the related Payment Date.............      $  6,750,000.00
                                                                                                                ---------------

         18. Investor Charge-Offs

                  a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..........      $             -
                                                                                                                ---------------

                  b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date..........      $             -
                                                                                                                ---------------

         19. The Monthly Principal Reallocation Amount for the related Monthly Period.....................      $             -
                                                                                                                ---------------

                     Advanta Bank Corp.
                     as Servicer

                     By: /s/ MARK SHAPIRO
                     Name: Mark Shapiro
                     Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                         PERIOD ENDING FEBRUARY 29, 2004

The information which is required to be prepared with respect to the Payment Date of March 22, 2004 and with respect to the performance of the Trust during the period of February 01, 2004 through February 29, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A-1 Noteholders..........      $                -
                                                                                                                ------------------

      2. The amount of distribution in respect to principal payment to the Class A-2 Noteholders..........      $                -
                                                                                                                ------------------

      3. The amount of distribution in respect to principal payment to the Class B Noteholders............      $                -
                                                                                                                ------------------

      4. The amount of distribution in respect to principal payment to the Class C-1 Noteholders..........      $                -
                                                                                                                ------------------

      5. The amount of distribution in respect to principal payment to the Class C-2 Noteholders..........      $                -
                                                                                                                ------------------

      6. The amount of distribution in respect to principal payment to the Class D Noteholders............      $                -
                                                                                                                ------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A-1 Monthly Interest..........................      $          1.20972
                                                                                                                ------------------

      2. The amount of distribution in respect to the Class A-2 Monthly Interest..........................      $          1.13774
                                                                                                                ------------------

      3. The amount of distribution in respect to the Class B Monthly Interest............................      $          2.23135
                                                                                                                ------------------

      4. The amount of distribution in respect to the Class C-1 Monthly Interest..........................      $          4.34108
                                                                                                                ------------------

      5. The amount of distribution in respect to the Class C-2 Monthly Interest..........................      $          4.95833
                                                                                                                ------------------

      6. The amount of distribution in respect to the Class D Monthly Interest............................      $          6.96747
                                                                                                                ------------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A-1 Noteholders.........................      $          1.20972
                                                                                                                ------------------

      2. The total amount of distribution in respect to the Class A-2 Noteholders.........................      $          1.13774
                                                                                                                ------------------

      3. The total amount of distribution in respect to the Class B Noteholders...........................      $          2.23135
                                                                                                                ------------------

      4. The total amount of distribution in respect to the Class C-1 Noteholders.........................      $          4.34108
                                                                                                                ------------------

      5. The total amount of distribution in respect to the Class C-2 Noteholders.........................      $          4.95833
                                                                                                                ------------------

      6. The total amount of distribution in respect to the Class D Noteholders...........................      $          6.96747
                                                                                                                ------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date.......................................................      $   546,578,348.76
                                                                                                                ------------------

      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date...................................      $    53,349,218.98
                                                                                                                ------------------

      3. Recoveries for the preceding Monthly Period......................................................      $     1,017,586.13
                                                                                                                ------------------

      4. The Defaulted Amount for the preceding Monthly Period............................................      $    18,750,092.22
                                                                                                                ------------------

      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period.....................................................                    7.19%
                                                                                                                ------------------

      6. The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period..............                                                                 $ 2,922,468,304.47
                                                                                                                ------------------

      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period...................................................................................      $ 2,873,520,572.37
                                                                                                                ------------------

      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period........................................................      $    64,476,963.86
                                                                                                                ------------------

      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period.........................................................      $    61,882,037.87
                                                                                                                ------------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
          of the preceding Monthly Period....................................................................   $ 2,499,750,000.00
                                                                                                                ------------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period.........................   $   373,770,572.37
                                                                                                                ------------------

      12. The transferor percentage as of the last day of the preceding Monthly Period.......................                13.01%
                                                                                                                ------------------

      13. The Required Transferor Percentage...............................................................                  7.00%
                                                                                                                ------------------

      14. The Required Transferor Interest.................................................................     $   201,146,440.07
                                                                                                                ------------------

      15. The monthly principal payment rate for the preceding Monthly Period..............................                18.703%
                                                                                                                ------------------

      16. The balance in the Excess Funding Account as of the last day of the
          preceding Monthly Period ........................................................................     $                -
                                                                                                                ------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                    Percentage          Aggregate
                                                     of Total            Account
                                                    Receivables          Balance
                                                    -----------     -----------------
(a) Delinquent between 30 days and 59 days             1.536%       $   45,084,360.69
(b) Delinquent between 60 days and 89 days             1.321%       $   38,789,108.93
(c) Delinquent between 90 days and 119 days            1.132%       $   33,243,358.37
(d) Delinquent between 120 days and 149 days           0.861%       $   25,282,988.68
(e) Delinquent between 150 days and 179 days           0.829%       $   24,346,094.44
(f) Delinquent 180 days or greater                     0.000%       $               -
                                                       -----        -----------------
(g) Aggregate                                          5.681%       $  166,745,911.11
                                                       =====        =================

V. Information regarding Series 2003-C

   1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
      Series 2003-C as of the last day of the related Monthly Period............................                $   300,000,000.00
                                                                                                                ------------------

   2. The amount of Principal Receivables in the Trust represented by the
      Adjusted Invested Amount of Series 2003-C on the last day of the related Monthly Period...                $   300,000,000.00
                                                                                                                ------------------

                                                                                                 note factors

   3. The amount of Principal Receivables in the Trust represented by the Class
      A-1 Note Principal Balance on the last day of the related Monthly Period  ................    1.0000      $   210,000,000.00
                                                                                                                ------------------

   4. The amount of Principal Receivables in the Trust represented by the Class
      A-2 Note Principal Balance on the last day of the related Monthly Period  ................    1.0000      $    30,000,000.00
                                                                                                                ------------------

   5. The amount of Principal Receivables in the Trust represented by the Class B
      Note Principal Balance on the last day of the related Monthly Period  ....................    1.0000      $    27,750,000.00
                                                                                                                ------------------

   6. The amount of Principal Receivables in the Trust represented by the Class
      C-1 Note Principal Balance on the last day of the related Monthly Period  ................    1.0000      $    10,000,000.00
                                                                                                                ------------------

   7. The amount of Principal Receivables in the Trust represented by the Class
      C-2 Note Principal Balance on the last day of the related Monthly Period  ................    1.0000      $    11,750,000.00
                                                                                                                ------------------

   8. The amount of Principal Receivables in the trust represented by the Class D
      Note Principal Balance on the last day of the related Monthly Period  ....................    1.0000      $    10,500,000.00
                                                                                                                ------------------

   9. The Floating Investor Percentage with respect to the period:

  February 1, 2004 through February 29, 2004                                                                            10.2652952%
                                                                                                                ------------------

  10. The Fixed Investor Percentage with respect to the period:

  February 1, 2004 through February 29, 2004                                                                            N/A
                                                                                                                ------------------

  11. The amount of Investor Principal Collections applicable to Series 2003-C.................                 $    56,107,881.00
                                                                                                                ------------------

  12a.The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date...........................................                 $     4,400,534.22
                                                                                                                ------------------

  12b.The amount of Available Finance Charge Collections not on deposit in the
      Collection Account on  the related Payment Date pursuant to Section 8.04(a) of the
      Master Indenture.........................................................................                 $     1,079,593.25
                                                                                                                ------------------

  13.  The Investor Default Amount for the related Monthly Period..............................                 $     1,924,752.32
                                                                                                                ------------------

  14.  The Monthly Servicing Fee for the related Monthly Period................................                 $       500,000.00
                                                                                                                ------------------

15. Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period...........................................               21.92%
                                                                                                              --------------

             b. The default rate for the related Monthly Period.........................................                7.70%
                                                                                                              --------------

             c. The Net Portfolio Yield for the related Monthly Period..................................               14.22%
                                                                                                              --------------

             d.  The Base Rate for the related Monthly Period...........................................                4.10%
                                                                                                              --------------

             e.  The Excess Spread Percentage for the related Monthly Period............................               10.12%
                                                                                                              --------------

             f.  The Quarterly Excess Spread Percentage for the related Monthly Period..................               10.49%
                                                                                                              --------------

                               i)   Excess Spread Percentage related to      Feb-04                                    10.12%
                                                                                                              --------------

                               ii)  Excess Spread Percentage related to      Jan-04                                     8.82%
                                                                                                              --------------

                               iii) Excess Spread Percentage related to      Dec-03                                    12.53%
                                                                                                              --------------

16. Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from February 20, 2004 through and
including March 21, 2004                                                                                             1.00484%
                                                                                                              --------------

LIBOR for the Interest Period from  February 20, 2004 through and  including March 21, 2004                          1.09125%
                                                                                                              --------------

Federal Funds Rate in effect for each day during the interest period of February 20, 2004 through and including March 21, 2004

February 20    1.00%    February 28   1.03%   March 7    0.99%      March 15    0.99%
February 21    1.00%    February 29   1.03%   March 8    1.00%      March 16    1.05%
February 22    1.00%    March 1       1.04%   March 9    1.00%      March 17    0.99%
February 23    0.99%    March 2       1.04%   March 10   0.99%      March 18    0.99%
February 24    1.00%    March 3       1.00%   March 11   1.00%      March 19    0.99%
February 25    0.99%    March 4       1.00%   March 12   1.01%      March 20    0.99%
February 26    1.02%    March 5       0.99%   March 13   1.01%      March 21    0.99%
February 27    1.03%    March 6       0.99%   March 14   1.01%

17. Principal Funding Account

             a. The amount on deposit in the Principal Funding Account on the related Payment
                Date (after taking into consideration deposits and withdraws for the related
                Payment Date) ..........................................................................      $            -
                                                                                                              --------------

             b. The Accumulation Shortfall with respect to the related Monthly Period ..................      $            -
                                                                                                              --------------

             c. The Principal Funding Investment Proceeds deposited in the Collection
                Account to be treated as Available Finance Charge Collections...........................      $            -
                                                                                                              --------------

18. Reserve Account

             a. The amount on deposit in the Reserve Account on the related Payment Date (after
                taking into consideration deposits and withdraws for the related Payment Date) .........      $            -
                                                                                                              --------------

             b. The Reserve Draw Amount for the related Monthly Period deposited into the
                Collection Account to be treated as Available Finance Charge Collections ...............      $            -
                                                                                                              --------------

             c. Interest earnings on the Reserve Account deposited into the Collection
                Account to be treated as Available Finance Charge Collections...........................      $            -
                                                                                                              --------------

19. Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date................      $ 6,750,000.00
                                                                                                              --------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date...............      $ 6,750,000.00
                                                                                                              --------------

20. Investor Charge-Offs

             a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ............      $            -
                                                                                                              --------------

             b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ............      $            -
                                                                                                              --------------

21. The Monthly Principal Reallocation Amount for the related Monthly Period............................      $            -
                                                                                                              --------------

                      Advanta Bank Corp.
                      as Servicer

                      By: /s/ MARK SHAPIRO
                      Name: Mark Shapiro
                      Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING FEBRUARY 29, 2004

The information which is required to be prepared with respect to the Payment Date of March 22, 2004 and with respect to the performance of the Trust during the period of February 01, 2004 through February 29, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A.........................    $               -
                                                                                                              -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder..............    $               -
                                                                                                              -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder..............    $               -
                                                                                                              -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder..............    $               -
                                                                                                              -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest.............................              1.17219
                                                                                                              -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest.............................              1.92997
                                                                                                              -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest.............................              3.43691
                                                                                                              -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest.............................              7.39802
                                                                                                              -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder.............................              1.17219
                                                                                                              -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder.............................              1.92997
                                                                                                              -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder.............................              3.43691
                                                                                                              -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder.............................              7.39802
                                                                                                              -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date.........................................................    $  546,578,348.76
                                                                                                              -----------------

    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date.....................................    $   53,349,218.98
                                                                                                              -----------------

    3. Recoveries for the preceding Monthly Period........................................................    $    1,017,586.13
                                                                                                              -----------------

    4. The Defaulted Amount for the preceding Monthly Period..............................................    $   18,750,092.22
                                                                                                              -----------------

    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
       for the preceding Monthly Period...................................................................                 7.19%
                                                                                                              -----------------

    6. The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period.....................................................................................    $2,922,468,304.47
                                                                                                              -----------------

    7. The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period.....................................................................................    $2,873,520,572.37
                                                                                                              -----------------

    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
       of the preceding Monthly Period....................................................................    $   64,476,963.86
                                                                                                              -----------------

    9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
       day of the preceding Monthly Period................................................................    $   61,882,037.87
                                                                                                              -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period...................................................................    $2,499,750,000.00
                                                                                                              -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period........................    $  373,770,572.37
                                                                                                              -----------------

    12. The transferor percentage as of the last day of the preceding Monthly Period......................                13.01%
                                                                                                              -----------------

    13. The Required Transferor Percentage................................................................                 7.00%
                                                                                                              -----------------

    14. The Required Transferor Interest..................................................................    $  201,146,440.07
                                                                                                              -----------------

    15. The monthly principal payment rate for the preceding Monthly Period...............................               18.703%
                                                                                                              -----------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period......    $               -
                                                                                                              -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                       Percentage         Aggregate
                                                        of Total           Account
                                                      Receivables          Balance
(a) Delinquent between 30 days and 59 days               1.536%       $   45,084,360.69
(b) Delinquent between 60 days and 89 days               1.321%       $   38,789,108.93
(c) Delinquent between 90 days and 119 days              1.132%       $   33,243,358.37
(d) Delinquent between 120 days and 149 days             0.861%       $   25,282,988.68
(e) Delinquent between 150 days and 179 days             0.829%       $   24,346,094.44
(f) Delinquent 180 days or greater                       0.000%       $               -
                                                         -----        -----------------
(g) Aggregate                                            5.681%       $  166,745,911.11
                                                         =====        =================

V. Information regarding Series 2003-D

    1. The amount of Principal Receivables in the Trust represented by the Invested
       Amount of Series 2003-D as of the last day of the related Monthly Period...........                    $  400,000,000.00
                                                                                                              -----------------

    2. The amount of Principal Receivables in the Trust represented by the  Adjusted
      Invested Amount of Series 2003-D on the last day of the related Monthly Period......                    $  400,000,000.00
                                                                                                              -----------------

                                                                                              note factors

    3. The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period  .................       1.0000       $  320,000,000.00
                                                                                                              -----------------

    4. The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on  the last day of the related Monthly Period  .................       1.0000       $   37,000,000.00
                                                                                                              -----------------

    5. The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period  ..................       1.0000       $   29,000,000.00
                                                                                                              -----------------

    6. The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period  ..................       1.0000       $   14,000,000.00
                                                                                                              -----------------

    7. The Floating Investor Percentage with respect to the period:
       February 1, 2004 through February 29, 2004                                                                    13.6870603%
                                                                                                              -----------------

    8. The Fixed Investor Percentage with respect to the period:
       February 1, 2004 through February 29, 2004                                                                    N/A
                                                                                                              -----------------

    9. The amount of Investor Principal Collections applicable to Series 2003-D...........                    $   74,810,508.18
                                                                                                              -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on  the related Payment Date..................................                    $    5,867,378.98
                                                                                                              -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a)
         of the Master Indenture..........................................................                    $    1,439,457.68
                                                                                                              -----------------

    11.  The Investor Default Amount for the related Monthly Period.......................                    $    2,566,336.43
                                                                                                              -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period.........................                    $      666,666.67
                                                                                                              -----------------

    13. Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period............................................                 21.92%
                                                                                                              -----------------

             b. The default rate for the related Monthly Period..........................................                  7.70%
                                                                                                              -----------------

             c. The Net Portfolio Yield for the related Monthly Period...................................                 14.22%
                                                                                                              -----------------

             d. The Base Rate for the related Monthly Period.............................................                  3.95%
                                                                                                              -----------------

             e. The Excess Spread Percentage for the related Monthly Period..............................                 10.27%
                                                                                                              -----------------

             f. The Quarterly Excess Spread Percentage for the related Monthly Period....................                 15.32%
                                                                                                              -----------------

                        i) Excess Spread Percentage related to       Feb-04                                               10.27%
                                                                                                              -----------------

                        ii) Excess Spread Percentage related to      Jan-04                                               20.36%
                                                                                                              -----------------

                        iii) Excess Spread Percentage related to     Dec-03                                                N/A
                                                                                                              -----------------

    14. Floating Rate Determinations:
        LIBOR for the Interest Period from  February 20, 2004 through and  including March 21, 2004                     1.09125%
                                                                                                              -----------------

    15.  Principal Funding Account

       a. The amount on deposit in the Principal Funding Account on the related
          Payment Date (after taking into consideration deposits and withdraws for the
          related Payment Date)..........................................................................     $               -
                                                                                                              -----------------

       b.  The Accumulation Shortfall with respect to the related Monthly Period.........................     $               -
                                                                                                              -----------------

       c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections...............................................     $               -
                                                                                                              -----------------

    16.  Reserve Account

       a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
          into consideration deposits and withdraws for the related Payment Date)........................     $               -
                                                                                                              -----------------

       b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
          Account to be treated as Available Finance Charge  Collections.................................     $               -
                                                                                                              -----------------

       c. Interest earnings on the Reserve Account deposited into the Collection Account to be
          treated as Available Finance Charge Collections................................................     $               -
                                                                                                              -----------------

    17.  Cash Collateral Account

       a. The Required Cash Collateral Account Amount on the related Payment Date........................     $    9,000,000.00
                                                                                                              -----------------

       b. The Available Cash Collateral Account Amount on the related Payment Date.......................     $    9,000,000.00
                                                                                                              -----------------

    18. Investor Charge-Offs

       a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period...................     $               -
                                                                                                              -----------------

       b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...................     $               -
                                                                                                              -----------------

    19.    The Monthly Principal Reallocation Amount for the related Monthly Period......................     $               -
                                                                                                              -----------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title:  Assistant Vice President - Structured Finance